UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

QUEST WATER GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168895	27-1994359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 209 – 828 Harbourside Drive North Vancouver, British Columbia, Canada	V7P 3R9
(Address of principal executive offices)	(Zip Code)

(888) 897-5536

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 21, 2022, the holders of a majority of the issued and outstanding capital stock of Quest Water Global, Inc. (the “Company”) approved an increase in the Company’s authorized capital from 95,000,000 shares of common stock, par value $0.00001 per share, to 500,000,000 shares of common stock, par value $0.00001 per share (the “Authorized Capital Increase”). On the same date, the Company formally completed the Authorized Capital Increase by filing a Certificate of Amendment with the Delaware Secretary of State, a copy of which is included as Exhibit 3.5 to this current report on Form 8-K.

The Authorized Capital Increase did not affect the terms of the Company’s preferred stock, $0.000001 par value per share, 5,000,000 shares of which remain authorized for issuance under the Company’s certificate of incorporation, as amended.

On July 22, 2022, the Company entered into debt conversion agreements with John Balanko, the Chairman, President, Chief Executive Officer and a director of the Company, and Peter Miele, the Vice President, Chief Financial Officer, Secretary and a director of the Company, pursuant to which each of Mr. Balanko and Mr. Miele converted $1,519,000 in debt for accrued, unpaid management fees between April 9, 2014 and June 30, 2022, into 23,369,230 shares of the Company’s common stock at a price of $0.065 per share, being the closing price of the Company’s common stock on OTC Markets on that date.

The Company issued the 46,738,460 shares to Mr. Balanko and Mr. Miele in reliance upon the exemptions from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 903 of Regulation S under the Securities Act. The Company’s reliance on Section 4(a)(2) was based on the fact that the issuance to Mr. Balanko did not involve a “public offering” and he provided representations to the Company that he acquired the shares for investment purposes and not with a view to any resale, distribution or other disposition in violation of United States securities laws or applicable state securities laws. The Company’s reliance on Rule 903 of Regulation S was based on the fact that the issuance to Mr. Miele occurred in an “offshore transaction”, as that term is defined in Rule 902(h) of Regulation S. The Company did not engage in any directed selling efforts in the United States in connection with the issuance of these shares, and Mr. Miele is not a U.S. person and did not acquire the shares for the account or benefit of any U.S. person.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description
3.5	Certificate of Amendment filed with the Delaware Secretary of State on July 21, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2022	QUEST WATER GLOBAL, INC.

	By:	/s/ John Balanko
John Balanko
Chairman, President, Chief Executive Officer, Director